Exhibit 99.5

Key Financial Data — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited
CROP YEAR 2003

	FY03	FY03	FY03	FY03	FY03
	12 Months	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/02 - 8/31/03	6/1/03 - 8/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02
Financial Summary
Net Sales	$4,936	$1,307	$1,470	$1,301	$858
Net Income (Loss)	68	(188)	174	100	(18)
Diluted Earnings (Loss) per Share	$0.26	$(0.72)	$0.67	$0.38	$(0.07)
Sales by Segment Summary
Total seeds and genomics	$1,905	$258	$615	$655	$377
Roundup and other glyphosate-based agricultural herbicides	1,804	708	463	373	260
All other agricultural productivity products	1,227	341	392	273	221

Total agricultural productivity	3,031	1,049	855	646	481
Total Net Sales	$4,936	$1,307	$1,470	$1,301	$858

Reconciliation of Earnings Before Interest and Taxes (EBIT)
Seed and Genomics Segment EBIT	$183	$(145)	$139	$146	$43
Agricultural Productivity Segment EBIT	—	(137)	137	55	(55)

Total Company EBIT	183	(282)	276	201	(12)
Net Interest Expense	69	17	18	19	15
Income Tax Expense (Benefit)	34	(111)	84	70	(9)

Income (Loss) Before Cumulative Effect of Accounting Change	$80	$(188)	$174	$112	$(18)

Depreciation and Amortization Summary
Seed and Genomics Segment Depreciation	$96	$24	$24	$24	$24
Agricultural Productivity Segment Depreciation	233	59	58	58	58

Total Company Depreciation	$329	$83	$82	$82	$82
Seed and Genomics Segment Amortization	$121	$32	$31	$32	$26
Agricultural Productivity Segment Amortization	3	1	—	1	1

Total Company Amortization	$124	$33	$31	$33	$27

Total Company Depreciation and Amortization	$453	$116	$113	$115	$109

Reconciliation of Free Cash Flow Net Cash Provided (Required) by Operations	$1,128
Net Cash Provided (Required) by Investing Activities	(482)
Free Cash Flow *	$646

* Sum of cash flows from operations and investing activities

Page 1	Key Financial Data

Key Financial Data — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited
CROP YEAR 2003

	FY03	FY03	FY03	FY03	FY03
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/02 - 8/31/03	6/1/03 - 8/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02
Net Sales by Geography**
North America	$3,076	$770	$984	$840	$482
Latin America	887	317	170	190	210
Europe — Africa	709	163	230	196	120
Asia — Pacific	264	57	86	75	46

Total Company	$4,936	$1,307	$1,470	$1,301	$858

Net Trade Receivables by Geography**
United States	$1,243
Argentina	229
Brazil	256
All Other Countries	568

Total Company	$2,296

Gross Profit by Segment Summary
Total seeds and genomics	$1,085	$105	$363	$396	$221
Roundup and other glyphosate-based agricultural herbicides	699	337	170	134	58
All other agricultural productivity products	531	147	193	114	77

Total agricultural productivity	1,230	484	363	248	135
Total Gross Profit	$2,315	$589	$726	$644	$356

Roundup Branded Sales Volume Detail (Millions of Gallons)
United States	36	17	9	6	4
Ex-United States	59	18	17	13	11

Total branded sales volume	95	35	26	19	15

Roundup Branded Average Net Sales Price	Full Year
Per Gallon	Crop Year 2003
United States	$18.50
Ex-United States	$12.50

** Attributed to relevant Monsanto legal entities. For example, a sale from the United States to a customer in Latin America is reported as a U.S. export sale.

Page 3	Key Financial Data

Key Financial Data — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited
CROP YEAR 2002

	FY02	FY02	FY02	FY02	FY02
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/01 - 8/31/02	6/1/02 - 8/31/02	3/1/02 - 5/31/02	12/1/01 - 2/28/02	9/1/01 - 11/30/01
Financial Summary
Net Sales	$4,940	$1,190	$1,328	$1,359	$1,063
Net Income (Loss)	(1,756)	(27)	88	(1,816)	(1)
Diluted Earnings (Loss) per Share	$(6.67)	$(0.10)	$0.33	$(6.90)	$—
Sales by Segment Summary
Total seeds and genomics	$1,560	$72	$469	$627	$392
Roundup and other glyphosate-based agricultural herbicides	2,107	774	454	429	450
All other agricultural productivity products	1,273	344	405	303	221

Total agricultural productivity	3,380	1,118	859	732	671
Total Net Sales	$4,940	$1,190	$1,328	$1,359	$1,063

Reconciliation of Earnings Before Interest and Taxes (EBIT)
Seed and Genomics Segment EBIT	$(302)	$(328)	$52	$33	$(59)
Agricultural Productivity Segment EBIT	439	292	96	(7)	58

Total Company EBIT	137	(36)	148	26	(1)
Net Interest Expense	54	11	16	23	4
Income Tax Expense (Benefit)	17	(20)	44	(3)	(4)

Income (Loss) Before Cumulative Effect of Accounting Change	$66	$(27)	$88	$6	$(1)

Depreciation and Amortization Summary
Seed and Genomics Segment Depreciation	$93	$23	$25	$24	$21
Agricultural Productivity Segment Depreciation	228	58	60	60	50

Total Company Depreciation	$321	$81	$85	$84	$71

Seed and Genomics Segment Amortization	$164	$36	$32	$34	$62
Agricultural Productivity Segment Amortization	5	1	1	2	1

Total Company Amortization	$169	$37	$33	$36	$63

Total Company Depreciation and Amortization	$490	$118	$118	$120	$134

Reconciliation of Free Cash Flow
Net Cash Provided (Required) by Operations	$855
Net Cash Provided (Required) by Investing Activities	(274)

Free Cash Flow *	$581

* Sum of cash flows from operations and investing activities

Page 4	Key Financial Data

Key Financial Data — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited
CROP YEAR 2002

	FY02	FY02	FY02	FY02	FY02
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/01 - 8/31/02	6/1/02 - 8/31/02	3/1/02 - 5/31/02	12/1/01 - 2/28/02	9/1/01 - 11/30/01
Net Sales by Geography**
North America	$3,227	$877	$947	$886	$517
Latin America	757	102	99	203	353
Europe — Africa	593	133	173	175	112
Asia — Pacific	363	78	109	95	81

Total Company	$4,940	$1,190	$1,328	$1,359	$1,063

Net Trade Receivables by Geography**
United States	$1,350
Argentina	284
Brazil	251
All Other Countries	566

Total Company	$2,451

Gross Profit by Segment Summary
Total seeds and genomics	$753	$(38)	$261	$347	$183
Roundup and other glyphosate-based agricultural herbicides	994	447	195	164	188
All other agricultural productivity products	498	135	190	99	74

Total agricultural productivity	1,492	582	385	263	262
Total Gross Profit	$2,245	$544	$646	$610	$445

Roundup Branded Sales Volume Detail (Millions of Gallons)
United States	42	20	8	7	7
Ex-United States	66	16	16	16	18

Total branded sales volume	108	36	24	23	25

Roundup Branded Average Net Sales Price Per Gallon	Crop Year 2002	Calendar Year 2002
United States	$23.50	$23
Ex-United States	$13.00	$12

** Attributed to relevant Monsanto legal entities. For example, a sale from the United States to a customer in Latin America is reported as a U.S. export sale.

Page 6	Key Financial Data

Key Financial Data — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited
CROP YEAR 2001

	FY01	FY01	FY01	FY01	FY01
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/00 - 8/31/01	6/1/01 - 8/31/01	3/1/01 - 5/31/01	12/1/00 - 2/28/01	9/1/00 - 11/30/00
Financial Summary
Net Sales	$5,333	$1,524	$1,588	$1,273	$948
Net Income (Loss)	300	186	160	27	(73)
Diluted Earnings (Loss) per Share	$1.15	$0.70	$0.61	$0.10	$(0.28)
Sales by Segment Summary
Total seeds and genomics	$1,504	$305	$472	$480	$247
Roundup and other glyphosate-based agricultural herbicides	2,507	906	633	497	471
All other agricultural productivity products	1,322	313	483	296	230

Total agricultural productivity	3,829	1,219	1,116	793	701
Total Net Sales	$5,333	$1,524	$1,588	$1,273	$948

Reconciliation of Earnings Before Interest and Taxes (EBIT)
Seed and Genomics Segment EBIT	$(423)	$(126)	$2	$(92)	$(207)
Agricultural Productivity Segment EBIT	977	439	278	157	103

Total Company EBIT	554	313	280	65	(104)
Net Interest Expense	67	17	22	20	8
Income Tax Expense (Benefit)	187	110	98	18	(39)

Income (Loss) Before Cumulative Effect of Accounting Change	$300	$186	$160	$27	$(73)

Depreciation and Amortization Summary
Seed and Genomics Segment Depreciation	$86	$23	$21	$23	$19
Agricultural Productivity Segment Depreciation	207	56	50	56	45

Total Company Depreciation	$293	$79	$71	$79	$64

Seed and Genomics Segment Amortization	$241	$61	$58	$63	$59
Agricultural Productivity Segment Amortization	5	1	1	2	1

Total Company Amortization	$246	$62	$59	$65	$60

Total Company Depreciation and Amortization	$539	$141	$130	$144	$124

Reconciliation of Free Cash Flow Net Cash Provided (Required) by Operations	$740
Net Cash Provided (Required) by Investing Activities	(665)

Free Cash Flow *	$75

Sum of cash flows from operations and investing activities

Page 7	Key Financial Data

Key Financial Data — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited
CROP YEAR 2001

	FY01	FY01	FY01	FY01	FY01
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/00 - 8/31/01	6/1/01 - 8/31/01	3/1/01 - 5/31/01	12/1/00 - 2/28/01	9/1/00 - 11/30/00
Net Sales by Geography**
North America	$3,318	$972	$1,222	$702	$422
Latin America	1,017	347	43	278	349
Europe — Africa	622	129	211	173	109
Asia — Pacific	376	76	112	120	68

Total Company	$5,333	$1,524	$1,588	$1,273	$948

Net Trade Receivables by Geography**
United States	$1,698
Argentina	380
Brazil	293
All Other Countries	619

Total Company	$2,990

Gross Profit by Segment Summary
Total seeds and genomics	$684	$148	$278	$177	$81
Roundup and other glyphosate-based agricultural herbicides	1,304	548	322	223	211
All other agricultural productivity products	579	134	241	120	84

Total agricultural productivity	1,883	682	563	343	295
Total Gross Profit	$2,567	$830	$841	$520	$376

Roundup Branded Sales Volume Detail (Millions of Gallons)
United States	43	20	13	5	5
Ex-United States	78	19	19	20	20

Total branded sales volume	121	39	32	25	25

Roundup Branded Average Net Sales Price Per Gallon	Crop Year 2001	Calendar Year 2001
United States	$27	$26
Ex-United States	$13	$13

** Attributed to relevant Monsanto legal entities. For example, a sale from the United States to a customer in Latin America is reported as a U.S. export sale.

Page 8	Key Financial Data

Income Statements — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited

CROP YEAR 2003

	FY03	FY03	FY03	FY03	FY03
	12 months	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/02 - 8/31/03	6/1/03 - 8/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02

Net Sales	$4,936	$1,307	$1,470	$1,301	$858
Cost of Goods Sold	2,621	718	744	657	502

Gross Profit	2,315	589	726	644	356
Operating Expenses:
Selling, General and Administrative Expenses	1,045	281	301	244	219
Bad-Debt Expense	72	33	5	13	21
Research and Development Expenses	510	131	123	135	121
Amortization and Adjustments of Goodwill	—	—	—	—	—
Restructuring Charges — Net	34	(5)	—	31	8

Total Operating Expenses	1,661	440	429	423	369
Income (Loss) from Operations	654	149	297	221	(13)
Interest Expense — Net	69	17	18	19	15
Other Expense (Income) — Net	471	431	21	20	(1)

Income (Loss) Before Taxes and Cumulative Effect of Acct Change	114	(299)	258	182	(27)
Income Tax Expense (Benefit)	34	(111)	84	70	(9)

Income (Loss) Before Cumulative Effect of Accounting Change	80	(188)	174	112	(18)

Cumulative Effect of Accounting Change — Net of Tax	(12)	—	—	(12)	—
Net Income (Loss)	$68	$(188)	$174	$100	$(18)

Earnings Before Interest and Taxes (EBIT)*	$183	$(282)	$276	$201	$(12)
EPS — Basic (Net Income (Loss) before Accounting Change)	$0.31	$(0.72)	$0.67	$0.43	$(0.07)
EPS — Basic (Cumulative Effect of Accounting Change — Net of tax)	$(0.05)	$—	$—	$(0.05)	$—
EPS — Basic (Net Income (Loss))	$0.26	$(0.72)	$0.67	$0.38	$(0.07)
EPS — Diluted (Net Income (Loss) before Accounting Change)	$0.31	$(0.72)	$0.67	$0.43	$(0.07)
EPS — Diluted (Cumulative Effect of Accounting Change — Net of tax)	$(0.05)	$—	$—	$(0.05)	$—
EPS — Diluted (Net Income (Loss))	$0.26	$(0.72)	$0.67	$0.38	$(0.07)
Shares Outstanding:
Basic Shares	261.6	262.1	261.4	261.4	261.4
Diluted Shares	261.8	264.4	261.7	261.4	261.4

* A reconciliation of earnings before interest and taxes (EBIT) is provided in the Key Financial Data worksheet.

Income Statement	Page 10

Income Statements — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited

CROP YEAR 2002

	FY02	FY02	FY02	FY02	FY02
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/01 - 8/31/02	6/1/02 - 8/31/02	3/1/02 - 5/31/02	12/1/01 - 2/28/02	9/1/01 - 11/30/01

Net Sales	$4,940	$1,190	$1,328	$1,359	$1,063
Cost of Goods Sold	2,695	646	682	749	618

Gross Profit	2,245	544	646	610	445
Operating Expenses:
Selling, General and Administrative Expenses	1,057	221	312	263	261
Bad-Debt Expense	185	173	2	3	7
Research and Development Expenses	546	134	135	132	145
Amortization and Adjustments of Goodwill	41	—	—	9	32
Restructuring Charges — Net	132	64	(1)	61	8

Total Operating Expenses	1,961	592	448	468	453
Income (Loss) from Operations	284	(48)	198	142	(8)
Interest Expense — Net	54	11	16	23	4
Other Expense (Income) — Net	147	(12)	50	116	(7)

Income (Loss) Before Taxes and Cumulative Effect of Acct Change	83	(47)	132	3	(5)

Income Tax Expense (Benefit)	17	(20)	44	(3)	(4)
Income (Loss) Before Cumulative Effect of Accounting Change	66	(27)	88	6	(1)

Cumulative Effect of Accounting Change — Net of Tax	(1,822)	—	—	(1,822)	—
Net Income (Loss)	$(1,756)	$(27)	$88	$(1,816)	$(1)

Earnings Before Interest and Taxes (EBIT)*	$137	$(36)	$148	$26	$(1)
EPS — Basic (Net Income (Loss) before Accounting Change)	$0.25	$(0.10)	$0.34	$0.02	$—
EPS — Basic (Cumulative Effect of Accounting Change — Net of tax)	$(7.02)	$—	$—	$(7.06)	$—
EPS — Basic (Net Income (Loss))	$(6.77)	$(0.10)	$0.34	$(7.04)	$—
EPS — Diluted (Net Income (Loss) before Accounting Change)	$0.25	$(0.10)	$0.33	$0.02	$—
EPS — Diluted (Cumulative Effect of Accounting Change — Net of tax)	$(6.92)	$—	$—	$(6.92)	$—
EPS — Diluted (Net Income (Loss))	$(6.67)	$(0.10)	$0.33	$(6.90)	$—
Shares Outstanding:
Basic Shares	259.6	261.3	260.7	258.1	258.1
Diluted Shares	263.3	261.8	264.8	263.2	263.6

* A reconciliation of earnings before interest and taxes (EBIT) is provided in the Key Financial Data worksheet.

Income Statement	Page 11

Income Statements — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited

CROP YEAR 2001

	FY01	FY01	FY01	FY01	FY01
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/00 - 8/31/01	6/1/01 - 8/31/01	3/1/01 - 5/31/01	12/1/00 - 2/28/01	9/1/00 - 11/30/00

Net Sales	$5,333	$1,524	$1,588	$1,273	$948
Cost of Goods Sold	2,766	694	747	753	572

Gross Profit	2,567	830	841	520	376
Operating Expenses:
Selling, General and Administrative Expenses	1,166	299	352	267	248
Bad-Debt Expense	12	7	2	—	3
Research and Development Expenses	560	135	143	143	139
Amortization and Adjustments of Goodwill	125	30	30	35	30
Restructuring Charges — Net	111	32	20	16	43

Total Operating Expenses	1,974	503	547	461	463
Income (Loss) from Operations	593	327	294	59	(87)
Interest Expense — Net	67	17	22	20	8
Other Expense (Income) — Net	39	14	14	(6)	17

Income (Loss) Before Taxes and Cumulative Effect of Acct Change	487	296	258	45	(112)
Income Tax Expense (Benefit)	187	110	98	18	(39)

Income (Loss) Before Cumulative Effect of Accounting Change	300	186	160	27	(73)

Cumulative Effect of Accounting Change — Net of Tax	—	—	—	—	—
Net Income (Loss)	$300	$186	$160	$27	$(73)

Earnings Before Interest and Taxes (EBIT)*	$554	$313	$280	$65	$(104)
EPS — Basic (Net Income (Loss) before Accounting Change)	$1.16	$0.72	$0.62	$0.10	$(0.28)
EPS — Basic (Cumulative Effect of Accounting Change — Net of tax)	$—	$—	$—	$—	$—
EPS — Basic (Net Income (Loss))	$1.16	$0.72	$0.62	$0.10	$(0.28)
EPS — Diluted (Net Income (Loss) before Accounting Change)	$1.15	$0.70	$0.61	$0.10	$(0.28)
EPS — Diluted (Cumulative Effect of Accounting Change — Net of tax)	$—	$—	$—	$—	$—
EPS — Diluted (Net Income (Loss))	$1.15	$0.70	$0.61	$0.10	$(0.28)
Shares Outstanding:
Basic Shares	258.1	258.1	258.1	258.0	258.0
Diluted Shares	262.2	263.8	263.7	258.8	262.3

* A reconciliation of earnings before interest and taxes (EBIT) is provided in the Key Financial Data worksheet.

Income Statement	Page 12

Items Included in Reported Earnings
Dollars in millions, except per share amounts
Unaudited
CROP YEAR 2003

	FY03	FY03	FY03	FY03	FY03
	12 months	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/02 - 8/31/03	6/1/03 - 8/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02

Items Included in Reported Earnings PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$(19)	$—	$—	$(19)	$—
Anniston settlement	$(396)	$(396)	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(41)	$8	$—	$(35)	$(14)
Items Included in Reported Earnings AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$(12)	$—	$—	$(12)	$—
Anniston settlement	$(252)	$(252)	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(27)	$4	$—	$(22)	$(9)
Items Included in Reported Earnings (Per Diluted Share Basis) PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$(0.07)	$—	$—	$(0.07)	$—
Anniston settlement	$(1.50)	$(1.51)	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(0.16)	$0.03	$—	$(0.13)	$(0.06)
Items Included in Reported Earnings (Per Diluted Share Basis) AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$(0.05)	$—	$—	$(0.05)	$—
Anniston settlement	$(0.96)	$(0.96)	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(0.10)	$0.02	$—	$(0.08)	$(0.04)

Items Included	Page 13

Items Included in Reported Earnings
Dollars in millions, except per share amounts
Unaudited
CROP YEAR 2002

	FY02	FY02	FY02	FY02	FY02
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/01 - 8/31/02	6/1/02 - 8/31/02	3/1/02 - 5/31/02	12/1/01 - 2/28/02	9/1/01 - 11/30/01

Items Included in Reported Earnings PRETAX
Adoption of FAS 142 (goodwill impairment)	$(1,984)	$—	$—	$(1,984)	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$(154)	$(154)	$—	$—	$—
Japan asset sale	$32	$32	$—	$—	$—
Net restructuring charges	$(218)	$(75)	$—	$(132)	$(11)
Items Included in Reported Earnings AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$(1,822)	$—	$—	$(1,822)	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$(100)	$(100)	$—	$—	$—
Japan asset sale	$21	$21	$—	$—	$—
Net restructuring charges	$(142)	$(49)	$—	$(86)	$(7)
Items Included in Reported Earnings (Per Diluted Share Basis) PRETAX
Adoption of FAS 142 (goodwill impairment)	$(7.53)	$—	$—	$(7.53)	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$(0.59)	$(0.59)	$—	$—	$—
Japan asset sale	$0.12	$0.12	$—	$—	$—
Net restructuring charges	$(0.83)	$(0.29)	$—	$(0.50)	$(0.04)
Items Included in Reported Earnings (Per Diluted Share Basis) AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$(6.92)	$—	$—	$(6.92)	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$(0.38)	$(0.38)	$—	$—	$—
Japan asset sale	$0.08	$0.08	$—	$—	$—
Net restructuring charges	$(0.54)	$(0.19)	$—	$(0.33)	$(0.02)

Items Included	Page 14

Items Included in Reported Earnings
Dollars in millions, except per share amounts
Unaudited
CROP YEAR 2001

	FY01	FY01	FY01	FY01	FY01
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/00 - 8/31/01	6/1/01 - 8/31/01	3/1/01 - 5/31/01	12/1/00 - 2/28/01	9/1/00 - 11/30/00

Items Included in Reported Earnings PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(170)	$(48)	$(22)	$(57)	$(43)
Items Included in Reported Earnings AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(115)	$(30)	$(13)	$(44)	$(28)
Items Included in Reported Earnings (Per Diluted Share Basis) PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(0.65)	$(0.18)	$(0.08)	$(0.23)	$(0.16)
Items Included in Reported Earnings (Per Diluted Share Basis) AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(0.44)	$(0.11)	$(0.05)	$(0.17)	$(0.11)

Items Included	Page 15

Balance Sheets — Crop Year Basis
Dollars in millions
Unaudited

	FY03				FY02	FY01
	Full Year	FY03	FY03	FY03	Full Year	Full Year
	08/31/03	05/31/03	02/28/03	11/30/02	08/31/02	08/31/01

Assets
Current Assets:
Cash and Cash Equivalents	$281	$128	$87	$329	$137	$267
Short-Term Investments	230	—	250	1	1	11
Trade Receivables — Net of allowances	2,296	2,868	2,009	1,778	2,451	2,990
Inventories	1,230	1,365	1,369	1,374	1,284	1,325
Other Current Assets	925	717	769	636	683	786

Total Current Assets	4,962	5,078	4,484	4,118	4,556	5,379
Property, Plant and Equipment — Net	2,280	2,328	2,312	2,348	2,416	2,596
Goodwill — Net	768	782	759	748	755	2,728
Other Intangible Assets — Net	571	602	623	650	672	698
Other Assets	880	788	723	724	752	543
Total Assets	$9,461	$9,578	$8,901	$8,588	$9,151	$11,944

Liabilities and Shareowners’ Equity
Current Liabilities:
Short-Term Debt	$269	$551	$663	$548	$771	$1,246
Accounts Payable	290	313	295	315	291	304
Accrued Liabilities	1,385	1,073	883	709	648	1,123
Short Term Debt — Pharmacia	—	—	—	—	—	365

Total Current Liabilities	1,944	1,937	1,841	1,572	1,710	3,038
Long-Term Debt	1,258	1,110	848	920	1,148	941
Postretirement and Other Liabilities	1,103	1,091	1,075	1,000	1,035	721
Shareholders’ Equity	5,156	5,440	5,137	5,096	5,258	7,244

Total Liabilities and Shareowners’ Equity	$9,461	$9,578	$8,901	$8,588	$9,151	$11,944

Debt-to-Capital Ratio	23%	23%	23%	22%	27%	26%

Balance Sheet	Page 16

Cash Flow Statements — Crop Year Basis
Dollars in millions, Year Ended August 31
Unaudited

	FY 03	FY02	FY01
	Full Year	Full Year	Full Year
Operating Activities:	08/31/03	08/31/02	08/31/01
Net Income (Loss)	$68	$(1,756)	$300
Adjustments to reconcile cash provided (required) by operations:
Items that did not require (provide) cash:
Pretax cumulative effect of change in accounting principle	19	1,984	—
Depreciation and amortization expense	453	490	539
Bad-debt expense	72	185	12
Noncash restructuring and other special items	16	155	59
Deferred income taxes	(54)	(170)	9
Gain on disposal of investments and property — net	(7)	(62)	—
Equity affiliate expense — net	41	45	41
Write-off of retired assets	22	11	10
PCB litigation settlement — net	105	—	—
Other items that did not require cash	(36)	—	—
Changes in assets and liabilities that provided (required) cash:
Trade receivables	286	156	(136)
Inventories	93	(7)	(137)
Accounts payable and accrued liabilities	188	(153)	(82)
Pension contributions	(131)	—	—
Related-party transactions	10	(90)	152
Tax benefit on employee stock options	2	11	—
Deferred revenue on supply agreements	—	48	—
Net investment hedge loss	(4)	(2)	—
Other items	(15)	10	(27)

Net Cash Provided (Required) by Operations	1,128	855	740
Cash Flows Provided (Required) by Investing Activities:
Purchases of short-term investments	(480)	—	—
Maturities of short-term investments	250	—	—
Technology and other investments	(61)	(98)	(93)
Property, plant and equipment purchases	(206)	(257)	(409)
Investment and property disposal proceeds	14	70	3
Loans with related party	1	11	(166)

Net Cash Required by Investing Activities	(482)	(274)	(665)
Cash Flows Provided (Required) by Financing Activities:
Net change in short-term financing	(540)	(1,017)	(874)
Loans from related party	—	(365)	353
Long-term debt proceeds	267	850	43
Long-term debt reductions	(110)	(102)	(99)
Debt issuance costs	(2)	(10)	—
Payments on other financing	(13)	(5)	—
Stock option exercises	24	63	—
Dividend payments	(128)	(125)	(85)
Issuance of stock	—	—	723
Net transactions with Pharmacia	—	—	62

Net Cash Provided (Required) by Financing Activities	(502)	(711)	123
Net Increase (Decrease) in Cash and Cash Equivalents	144	(130)	198
Cash and Cash Equivalents at Beginning of Year	137	267	69

Cash and Cash Equivalents at End of Year	$281	$137	$267

Reconciliation of Free Cash Flow
Net Cash Provided by Operations	$1,128	$855	$740
Net Cash Required by Investing Activities	(482)	(274)	(665)

Free Cash Flow *	$646	$581	$75

*	Sum of cash flows from operations and investing activities

Cash Flow	Page 17

1996 — 2003 Monsanto Biotechnology Trait Acreage — Crop Year Basis

Biotechnology Trait Acreage (in millions of acres)	2003	2002	2001	2000	1999	1998	1997	1996
U.S. Roundup Ready soybean trait	63.6	60.0	54.8	45.0	40.5	29.1	7.9	1.2
Argentine Roundup Ready soybean trait	29.9	27.1	22.7	17.0	13.6	4.0	0.5	—
Roundup Ready soybean trait — other	1.6	1.0	0.6	0.6	0.3	—	—	—
Total Monsanto soybean trait	95.1	88.1	78.1	62.6	54.4	33.1	8.4	1.2
U.S. Roundup Ready corn trait	6.9	5.6	3.4	2.6	2.1	0.9	—	—
Roundup Ready corn trait — other	0.3	0.2	0.2	0.1	0.1	—	—	—
U.S. YieldGard corn borer traits	20.0	18.2	14.3	14.6	15.4	11.4	2.3	—
YieldGard corn borer traits — other	3.7	3.0	2.0	1.1	0.6		—	—
U.S. YieldGard rootworm corn trait	0.4	—	—	—	—	—	—	—
U.S. MON “stacked” corn traits*	5.1	2.2	1.2	0.1	—	—	—	—
MON “stacked” corn traits — other*	0.1	0.1	—	—	—	—	—	—
Total Monsanto corn traits	36.5	29.3	21.1	18.5	18.2	12.3	2.3	—
U.S. Roundup Ready cotton trait	4.5	5.2	5.1	4.6	3.8	2.1	0.6	—
Roundup Ready cotton trait — other	0.2	0.1	—	—	—	—	—	—
Chinese Bollgard cotton trait	2.0	1.9	2.3	0.3	0.3	0.2	—	—
U.S. Bollgard I and II cotton traits	0.3	0.4	0.5	1.0	2.0	2.0	2.0	1.8
Bollgard I and II cotton traits — other	0.5	0.5	0.7	0.5	0.3	0.2	0.1	—
U.S. MON “stacked” cotton traits*	5.4	4.8	5.6	4.0	2.4	0.7	0.1	—
MON “stacked” cotton traits — other*	0.1	0.1	—	—	—	—	—	—
Total Monsanto cotton traits	13.0	13.0	14.2	10.4	8.8	5.2	2.8	1.8
U.S. Roundup Ready canola trait	0.7	0.9	0.9	0.7	0.2	—	—	—
Canadian Roundup Ready canola trait	5.5	4.0	4.0	4.3	4.9	2.8	0.5	—
Total Monsanto canola traits	6.2	4.9	4.9	5.0	5.1	2.8	0.5	—
TOTAL MONSANTO TRAIT ACRES **	150.8	135.3	118.3	96.5	86.5	53.4	14.0	3.0

*	“Stacked” trait categories reflect crops that contain two Monsanto technologies (both insect-protected and herbicide-tolerance).

**	Source: Monsanto estimates

Global Biotech Acres	Page 18